Exhibit 99.1

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), is made and entered into as of November 6, 2018, by and among PVKG Intermediate Holdings Inc., a Delaware corporation (“Parent”), PVKG Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), and each of the Persons set forth on Schedule A hereto (each, a “Stockholder”).

RECITALS

A. As of the date hereof, each Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of shares of common stock, $0.0001 par value per share, of the Company (as defined below) (“Company Common Stock”) set forth opposite such Stockholder’s name on Schedule A (all such shares set forth on Schedule A, together with any shares of Company Common Stock that are hereafter issued to, or otherwise acquired or owned by, any Stockholder prior to the termination of this Agreement being referred to herein as the “Shares”);

B. Concurrently with the execution hereof, Parent, Purchaser and ConvergeOne Holdings, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof and as it may be amended from time to time (the “Merger Agreement”), which provides, among other things, for Purchaser to commence a cash tender offer to purchase all the outstanding shares of Company Common Stock (the “Offer”) and, following the completion of the Offer, the merger of Purchaser with and into the Company (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement);

C. Prior to, or concurrently with the execution of this Agreement, PVKG Investment Holdings Inc. is entering into a Rollover Agreement (the “Rollover Agreement”) with the stockholders (the “Rollover Stockholders”) set forth therein pursuant to which the Rollover Stockholders have agreed to transfer their Company Common Stock identified as Rollover Shares (as defined in the Rollover Agreement) to PVKG Investment Holdings Inc. in connection with the closing of the transactions contemplated by the Merger Agreement; and

D. As a condition to their willingness to enter into the Merger Agreement, Parent and Purchaser have required that each Stockholder, and as an inducement and in consideration therefor, each Stockholder (in such Stockholder’s capacity as a holder of Shares) has agreed to, enter into this Agreement and tender all of the Shares as described herein.

AGREEMENT

In consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

SECTION 1 AGREEMENT TO TENDER AND VOTE

1.1 Agreement to Tender. Subject to the terms of this Agreement and other than with respect to Rollover Shares, each Stockholder agrees (i) to validly tender or cause to be tendered in the Offer all of such Stockholder’s Shares if no Company Adverse Change Recommendation has occurred and is continuing or (ii) to validly tender or cause to be tendered in the Offer at least the Recommendation Change Requirement (rounded up to the nearest whole number of Shares) of Shares held by such Stockholder as set forth opposite such Stockholder’s name on Schedule A (as applicable, the “Recommendation Change Requirement”) if a Company Adverse Change Recommendation has occurred, pursuant to and in accordance with the terms of the Offer, free and clear of all Encumbrances (other than Permitted Encumbrances). Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than ten (10) Business Days after, the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of the Offer (or, if later, the date of delivery of the letter of transmittal with respect to the Offer), each Stockholder shall, other than with respect to Rollover Shares, (i) deliver pursuant to the terms of the Offer (A) a letter of transmittal with respect to such Stockholder’s Shares or Recommendation Change Requirement, as applicable, complying with the terms of the Offer, (B) a Certificate or Certificates (or affidavits of loss in lieu thereof) representing such Shares or Recommendation Change Requirement, as applicable, or an “agent’s message” (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a Book-Entry Share, and (C) all other documents or instruments required to be delivered by stockholders of the Company pursuant to the terms of the Offer and/or (ii) instruct such Stockholder’s broker or such other Person that is the holder of record of any Shares or Recommendation Change Requirement, as applicable, beneficially owned by such Stockholder to tender such Shares or Recommendation Change Requirement, as applicable, pursuant to and in accordance with clause (i) of this Section 1.1 and the terms of the Offer. Each Stockholder agrees that, once any of such Stockholder’s Shares are tendered, such Stockholder will not withdraw or cause to be withdrawn any of such Shares from the Offer, unless and until this Agreement shall have been validly terminated in accordance with Section 5.2 or if a Company Adverse Change Recommendation is made after a Stockholder has tendered its shares, such Stockholder may withdraw its Shares provided that such Stockholder’s Recommendation Change Requirement remains tendered and such Stockholder shall tender such withdrawn Shares at such time that such Company Adverse Change Recommendation is no longer continuing.

1.2 Agreement to Vote. Subject to the terms of this Agreement, each Stockholder hereby irrevocably and unconditionally agrees that, during the time this Agreement is in effect, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, such Stockholder shall, in each case to the fullest extent that such Stockholder’s Shares are entitled to vote thereon: (i) if no Company Adverse Change Recommendation has occurred and is continuing, such Stockholder shall be present (in person or by proxy) and vote, or exercise its right to consent with respect to, all Shares held by such Stockholder (A) in favor of the adoption of the Merger Agreement and the approval of the Merger and (B) notwithstanding Section 4.4, against any Acquisition Proposal and any other proposal or action that would reasonably be expected to impede, interfere with, delay or postpone the Merger or change in any manner the voting rights of any class of Shares; and (ii) if a Company Adverse Change Recommendation has occurred and is continuing, such Stockholder shall be present (in person or by proxy) and vote, or exercise its right to consent with respect to, at least the Recommendation Change Requirement (rounded up to the nearest whole number of Shares) of Shares held by such Stockholder (A) in favor of the adoption of the Merger Agreement and the approval of the Merger and (B) notwithstanding Section 4.4, against any Acquisition Proposal and any other proposal or action that would reasonably be expected to impede, interfere with, delay or postpone the Merger or change in any manner the voting rights of any class of Shares. Until such Shares are accepted for purchase in the Offer, each Stockholder shall retain at all times the right to vote the Shares in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1.2 that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

SECTION 2 REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants to Parent and Purchaser as to such Stockholder, severally but not jointly, that:

2.1 Organization; Authorization; Binding Agreement. If such Stockholder is an entity, such Stockholder is duly organized or formed, as applicable, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or constituted (to the extent such concepts are recognized in such jurisdiction) and the consummation of the transactions contemplated hereby are within such Stockholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational actions on the part of such Stockholder. Such Stockholder has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder, and, assuming the due authorization, execution and delivery by each of Parent and Purchaser, constitutes a legal, valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms (subject to (i) laws of general application relating to bankruptcy, moratorium, reorganization, insolvency and the relief of debtors or similar Legal Requirements and (ii) Legal Requirements governing specific performance, injunctive relief and other equitable remedies).

2.2 Non-Contravention. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of such Stockholder’s obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby will not (i) violate, any Legal Requirement applicable to such Stockholder or such Stockholder’s Shares, (ii) except as may be required by applicable federal securities laws, require any consent, approval, order, authorization, permit or other action by, or filing with or notice to, any Person (including any Governmental Body) under, constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation, modification or acceleration under, or result in the creation of any Encumbrances on any of the Shares pursuant to, any Contract, agreement, trust, commitment, order, judgment, writ, stipulation, settlement, award, decree or other instrument binding on such Stockholder or such Shareholder’s Shares or any applicable Legal Requirement, (iii) render any Takeover Law applicable to the Merger, the Offer or any other transaction involving Parent, Purchaser or any Affiliate thereof, or (iv) if such Stockholder is an entity, violate, contravene or conflict with or result in any breach of any provision of such Stockholder’s organizational documents, in case of each of clauses (i), (ii)

and (iv), except as would not reasonably be expected to adversely affect the ability of such Stockholder to perform its obligations under this Agreement in any material respect or to consummate the transactions contemplated hereby in a timely manner.

2.3 Ownership of Shares; Total Shares. Such Stockholder (together with such Stockholder’s spouse if such Stockholder is married and the Shares constitute community property under applicable Legal Requirements) is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such Stockholder’s Shares and has good and marketable title to such Shares free and clear of any liens, claims, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer or exercise of any rights of a stockholder in respect of such Shares (collectively, “Encumbrances”), except as provided hereunder or pursuant to any applicable restrictions on transfer under the Securities Act (collectively, “Permitted Encumbrances”). Such Shareholder does not have any interest in or voting rights with respect to any other securities of the Company.

2.4 Voting Power. Other than as provided in this Agreement or the Rollover Agreement, such Stockholder has full voting power with respect to all such Stockholder’s Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Shares. None of such Stockholder’s Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Shares, except for the Rollover Agreement or as provided hereunder.

2.5 Reliance. Such Stockholder understands and acknowledges that Parent and Purchaser are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6 Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no Legal Proceeding pending against, or, to the knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s properties or assets (including the Shares) that would reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact such Stockholder’s ability to perform its obligations hereunder in any material respect.

2.7 Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or, to the knowledge of such Stockholder, on behalf of such Stockholder.

SECTION 3 REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER

Each of Parent and Purchaser represent and warrant to each of the Stockholders, jointly and severally, that:

3.1 Organization; Authorization. Each of Parent and Purchaser is duly organized or formed, as applicable, validly existing and in good standing under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent the concept is recognized by such jurisdiction). The consummation of the transactions contemplated hereby are within each of Parent’s and Purchaser’s corporate powers and have been duly authorized by all necessary corporate actions on the part of Parent and Purchaser. Each of Parent and Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated thereby.

3.2 Binding Agreement. Each of Parent and Purchaser has duly executed and delivered this Agreement, and, assuming the due authorization, execution and delivery by each Shareholder, this Agreement constitutes its legal, valid and binding obligation of Parent and Purchaser, enforceable against Parent and Purchaser in accordance with its terms (subject to (i) laws of general application relating to bankruptcy, moratorium, reorganization, insolvency and the relief of debtors or similar Legal Requirements and (ii) Legal Requirements governing specific performance, injunctive relief and other equitable remedies).

SECTION 4 ADDITIONAL COVENANTS OF THE STOCKHOLDERS

Each Stockholder hereby covenants and agrees, severally but not jointly, that until the termination of this Agreement:

4.1 No Transfer; No Inconsistent Arrangements. Except as provided hereunder, under the Merger Agreement or the Rollover Agreement, from and after the date hereof and until this Agreement is terminated in accordance with Section 5.2, such Stockholder shall not, directly or indirectly, (i) create or permit to exist any Encumbrance, other than Permitted Encumbrances, on any or all of such Stockholder’s Shares, (ii) transfer, sell, assign, gift, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend, distribution or otherwise) of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of such Stockholder’s Shares, or any right or interest therein (or consent to any of the foregoing), (iii) enter into any Contract with respect to any Transfer of such Stockholder’s Shares or any interest therein, (iv) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any of such Stockholder’s Shares, (v) deposit or permit the deposit of any of such Stockholder’s Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of such Stockholder’s Shares, or (vi) take or permit any other action that would reasonably be expected to in any way restrict, limit, interfere with or delay the performance of such Stockholder’s obligations hereunder or the transactions contemplated hereby or otherwise make any representation or warranty of such Stockholder herein untrue or incorrect in any material respect. Any action taken in violation of the foregoing sentence shall be null and void ab initio and such Stockholder agrees that any such prohibited action may and should be enjoined. If any involuntary Transfer of any or all of such Stockholder’s Shares shall occur (including, if applicable, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Shares, subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement. Such Stockholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) with respect to any Company securities for the purpose of opposing or competing with or taking any actions inconsistent with the transactions contemplated by the Merger Agreement. Notwithstanding the foregoing but subject to the Rollover Agreement, such Stockholder may make Transfers of Shares (a) to any “Permitted Transferee” (as defined below), in which case the Shares shall continue to be bound by this Agreement and provided that any such Permitted Transferee agrees in writing to be bound by the terms and conditions of this Agreement prior to the consummation of any such Transfer, or (b) as Parent may otherwise agree in writing in its sole discretion. A “Permitted Transferee” means, with respect to any Stockholder, (i) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild, or the spouse of any child, adopted child, grandchild, or adopted grandchild of such Stockholder, (ii) any charitable organization described in Section 170(c) of the Code, (iii) any trust, the beneficiaries of which include only the Persons named in clause (i) or (ii) of this definition, (iv) to any private equity fund affiliated with or managed by Stockholder or its fund, managed account or other similar vehicle Affiliates (and any investment vehicles wholly owned by such fund) and (if applicable) any direct or indirect general partner, managing member or similar control Person of any such Person or (v) any corporation, limited liability company, or partnership, the stockholders, members, and general or limited partners of which include only the Persons named in clause (i) or (ii) of this definition.

4.2 No Exercise of Appraisal Rights; Actions. Such Stockholder (i) waives and agrees not to exercise any appraisal rights in respect of such Stockholder’s Shares that may arise with respect to the Merger and (ii) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Purchaser, the Company or any of their respective successors (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (y) alleging breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement or the consummation of the transactions contemplated thereby, including, without limitation, the Merger.

4.3 Documentation and Information. Except as required by applicable Legal Requirements (including without limitation the filing of a Schedule 13D with the SEC which may include this Agreement as an exhibit thereto), such Stockholder shall not make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent (such consent not to be unreasonably withheld). Such Stockholder consents to and hereby authorizes Parent and Purchaser to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or Purchaser reasonably determines to be necessary in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Shares, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and such Stockholder acknowledges that Parent and Purchaser may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Body. Such Stockholder agrees to promptly give Parent any information it may reasonably require for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such Stockholder shall become aware that any such information shall have become false or misleading in any material respect.

4.4 No Solicitation. Subject to Section 5.15, each Stockholder shall not, and, if not an individual, shall cause its Affiliates not to, and shall direct its other Representatives not to, directly or indirectly, (i) initiate or continue any solicitation, knowing encouragement, knowing facilitation, discussions or negotiations with any Persons with respect to an Acquisition Proposal or (ii) solicit, initiate or knowingly facilitate or knowingly encourage (including by way of furnishing non-public information) any inquiries regarding, or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (iii) engage in, continue or otherwise participate in any activities, discussions or negotiations regarding, or furnish to any other Person any non-public information in connection with or for the purpose of knowingly encouraging or facilitating, an Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal, or (iv) endorse, approve or enter into any letter of intent, acquisition agreement, agreement in principle or similar agreement with respect to an Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal or to prevent such Shareholder from complying with its obligations under this Section 4.4, or requiring or that would reasonably be expect to cause the Company to abandon, terminate, delay or fail to consummate, or that would otherwise reasonably impede, interfere with or be inconsistent with, the Offer or the Merger. Notwithstanding anything to the contrary provided in this Agreement, each Stockholder and its Affiliates and Representatives shall not be prohibited from participating in any discussions or negotiations with respect to a possible tender and support, voting or similar agreement in connection with an Acquisition Proposal in the event that the Company is permitted to take the actions set forth in Section 5.3 of the Merger Agreement with respect to such Acquisition Proposal.

4.5 Adjustments. In the event of any stock split, stock dividend, reverse stock split, consolidation of shares, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction with respect to the capital stock of the Company that affects the Shares, the terms of this Agreement shall apply to the resulting securities as well as such stock dividends and distributions.

4.6 Notice of Acquisitions; Proposals Regarding Prohibited Transactions. Each Stockholder hereby agrees to promptly notify Parent (a) of the number of any additional Shares or other securities of the Company of which such Stockholder acquires record or beneficial ownership on or after the date hereof, and (b) if any Acquisition Proposal, or any inquiries, proposals or offers with respect to an Acquisition Proposal, are received by an Acquired Corporation or any of its Representatives, identify the Person making such Acquisition Proposal, or inquiry, proposal or offer, and provide to Parent a summary of the material terms and conditions of such Acquisition Proposal or such inquiry, proposal or offer (including copies of any written materials related thereto and any subsequent amendments or modifications thereto). Each Stockholder will keep Parent reasonably informed of any material developments, discussions or negotiations regarding any Acquisition Proposal on a reasonably prompt basis and promptly upon the request of Parent, reasonably inform Parent of the status of such Acquisition Proposal.

SECTION 5 MISCELLANEOUS

5.1 Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered,

given and received (i) upon receipt when delivered by hand, (ii) two (2) Business Days after being sent by registered mail or by courier or express delivery service, (iii) if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission when receipt is confirmed or (iv) if sent by email transmission after 6:00 p.m. recipient’s local time and receipt is confirmed, the Business Day following the date of transmission; provided that in each case the notice or other communication is sent to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice): (x) if to Parent or Purchaser, in accordance with the provisions of the Merger Agreement and (y) if to a Stockholder, to such Stockholder’s address or e-mail address set forth on a signature page hereto, or to such other address or e-mail address as such party may hereafter specify in writing for the purpose by notice to each other party hereto.

5.2 Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the first to occur of (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, (iii) the date the Offer shall have expired without acceptance for payment of the Shares pursuant to the Offer, (iv) the date of any material modification, waiver or amendment to any provision of the Merger Agreement that reduces the amount, changes the form or otherwise adversely affects the consideration payable to the Stockholder pursuant to the Merger Agreement as in effect on the date hereof, and (v) the mutual written consent of all of the parties hereto. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 5.2 shall relieve any party from liability for any willful and material breach of this Agreement prior to termination hereof and (y) the provisions of this Section 5 shall survive any termination of this Agreement.

5.3 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

5.4 Waiver. No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

5.5 Expenses. All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Offer or the Merger is consummated.

5.6 Assignment. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights hereunder may be assigned without the prior written consent of the other parties hereto, and any attempted assignment of this Agreement or any of such rights without such consent shall be void and of no effect, except to the extent that such rights are assigned pursuant to a Transfer expressly permitted under Section 4.1. No assignment by any party shall relieve such party of any of its obligations hereunder.

5.7 No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

5.8 Applicable Legal Requirements; Jurisdiction; Specific Performance; Remedies.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Subject to Section 5.8(c), in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement: (i) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Chancery Court of the State of Delaware and any state appellate court therefrom or, if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware (it being agreed that the consents to jurisdiction and venue set forth in this Section 5.8 shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto); and (ii) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 5.1 (Notices). The Parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Legal Requirements; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

(b) The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Subject to the following sentence, the parties acknowledge and agree that the parties shall be entitled to seek an injunction or injunctions, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 5.8(a) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement. The parties will waive the defense of adequacy of a remedy at law and the parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.8(b) shall not be required to provide any bond or other security in connection with any such order or injunction.

(c) EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.9 Entire Agreement; Counterparts. This Agreement and the schedules referred to herein, together with the Merger Agreement and the Rollover Agreement, constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between the parties, with respect to the subject matter hereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by PDF shall be sufficient to bind the parties to the terms and conditions of this Agreement.

5.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

5.11 Headings. The bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

5.12 Mutual Drafting. Each party has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties; accordingly, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

5.13 Further Assurances. Parent, Purchaser and each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Legal Requirements, to perform their respective obligations under this Agreement.

5.14 Interpretation. Unless the context otherwise requires, as used in this Agreement: (i) “or” is not exclusive; (ii) “including” and its variants mean “including, without limitation” and its variants; (iii) words defined in the singular have the parallel meaning in the plural and vice versa; (iv) words of one gender shall be construed to apply to each gender; (v) the terms “Section” and “Schedule” refer to the specified Section or Schedule of or to this Agreement; and (vi) the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

5.15 Capacity as Stockholder. Notwithstanding anything herein to the contrary, (i) each Stockholder signs this Agreement solely in such Stockholder’s capacity as a Stockholder of the Company, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions of such Stockholder or any affiliate, employee or designee of such Stockholder or any of its affiliates in its capacity, if applicable, as an officer or director of the Company, and (ii) nothing herein shall in any way restrict a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer.

5.16 No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto, and (ii) this Agreement is executed by all parties hereto.

5.17 No Ownership Interest. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in Parent or Purchaser any direct or indirect ownership or incidence of ownership of or with respect to the Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to each applicable Stockholder, and neither Parent nor Purchaser shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct such Stockholder in the voting of any of the Shares, except as otherwise provided herein.

5.18 Stockholder Obligations Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

[Signature Page Follows]

The parties are executing this Agreement on the date set forth in the introductory clause.

PVKG Intermediate Holdings Inc.

By:

Name:
Title:

PVKG Merger Sub, Inc.

By:

Name:
Title:

If an individual: [STOCKHOLDER]

By:

Name:
Email:
Address:
If an entity: [STOCKHOLDER]

By:

Name:
Title:
Email:
Address:

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